Unaudited Reconciliation of Financial Data
The following tables present the historical unaudited financial information for the Credit parties and their consolidated subsidiaries (the “Och-Ziff Operating Group”) as of and for the six months ended June 30, 2015. The Och-Ziff Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Och-Ziff Operating Group and its consolidated subsidiaries has been reconciled to Och-Ziff Capital Management Group LLC’s financial statements for the relevant periods. You should read this data in conjunction with Och-Ziff Capital Management Group LLC’s financial statements and the related notes included in its Quarterly Report on Form 10-Q for the six months ended June 30, 2015, which was filed with the U.S. Securities and Exchange Commission on August 5, 2015.

	June 30, 2015
	Och-Ziff Operating Group	Consolidated Och-Ziff Funds and Related Eliminations	Other(1)	Och-Ziff Capital Management Group LLC Consolidated

	(dollars in thousands)
Assets
Cash and cash equivalents	$241,303	$—	$38,054	$279,357
Income and fees receivable	123,883	(82,678)	—	41,205
Due from related parties	70,594	(2,010)	(60,300)	8,284
Deferred income tax assets	3,330	—	734,179	737,509
Other assets, net	201,226	(25,171)	37,191	213,246
Assets of consolidated Och-Ziff funds:
Investments, at fair value	—	8,792,491	—	8,792,491
Other assets of Och-Ziff funds	—	174,135	—	174,135
Total Assets	$640,336	$8,856,767	$749,124	$10,246,227

Liabilities and Shareholders' Equity
Liabilities
Due to related parties	$1,796	$—	$652,708	$654,504
Debt obligations	450,427	—	—	450,427
Compensation payable	25,620	—	—	25,620
Other liabilities	86,864	—	729	87,593
Liabilities of consolidated Och-Ziff funds:
Notes payable of consolidated CLOs, at fair value	—	6,328,081	—	6,328,081
Securities sold under agreements to repurchase	—	254,405	—	254,405
Other liabilities of Och-Ziff funds	—	40,550	—	40,550
Total Liabilities	564,707	6,623,036	653,437	7,841,180

Redeemable Noncontrolling Interests	—	884,042	—	884,042

Shareholders' Equity
Class A Shares, no par value	—	—	—	—
Class B Shares, no par value	—	—	—	—
Paid-in capital	12,580,474	—	(9,550,989)	3,029,485
Appropriated retained deficit	—	(43,934)	—	(43,934)
Retained earnings (accumulated deficit)	(12,508,157)	—	9,149,647	(3,358,510)
Shareholders' equity (deficit) attributable to Class A Shareholders	72,317	(43,934)	(401,342)	(372,959)
Shareholders' equity attributable to noncontrolling interests	3,312	1,393,623	497,029	1,893,964
Total Shareholders' Equity	75,629	1,349,689	95,687	1,521,005
Total Liabilities, Redeemable Noncontrolling Interests and Shareholders' Equity	$640,336	$8,856,767	$749,124	$10,246,227

(1)	Includes amounts related to entities not included in the Och-Ziff Operating Group or the consolidated Och-Ziff funds, including related eliminations.

	Six Months Ended June 30, 2015
	Och-Ziff Operating Group	Consolidated Och-Ziff Funds and Related Eliminations	Other(1)	Och-Ziff Capital Management Group LLC Consolidated

	(dollars in thousands)
Revenues
Management fees	$355,726	$(22,297)	$—	$333,429
Incentive income	134,098	(48,451)	—	85,647
Other revenues	928	—	41	969
Income of consolidated Och-Ziff funds	—	234,205	—	234,205
Total Revenues	490,752	163,457	41	654,250

Expenses
Compensation and benefits	141,293	—	—	141,293
Reorganization expenses	8,034	—	—	8,034
Interest expense	10,650	—	—	10,650
General, administrative and other	114,670	—	(52,822)	61,848
Expenses of consolidated Och-Ziff funds	—	138,271	—	138,271
Total Expenses	274,647	138,271	(52,822)	360,096

Other Income
Net gains on investments in Och-Ziff funds and joint ventures	766	(577)	—	189
Net gains of consolidated Och-Ziff funds	—	42,486	—	42,486
Total Other Income	766	41,909	—	42,675

Income Before Income Taxes	216,871	67,095	52,863	336,829
Income taxes	7,902	—	99,283	107,185
Consolidated and Total Comprehensive Net Income (Loss)	$208,969	$67,095	$(46,420)	$229,644

Allocation of Consolidated and Total Comprehensive Net Income (Loss)
Class A Shareholders	$77,051	$—	$(46,420)	$30,631
Noncontrolling interests	131,918	59,457	—	191,375
Redeemable noncontrolling interests	—	7,638	—	7,638
	$208,969	$67,095	$(46,420)	$229,644

(1)	Includes amounts related to entities not included in the Och-Ziff Operating Group or the consolidated Och-Ziff funds, including related eliminations.